Supplement dated October 13, 2009 to the Combined Institutional Class Prospectus, dated August 31, 2009

The following amends and replaces certain information on page 55 of the Combined Institutional Class Prospectus under the section titled “Stock Funds – MTB Large Cap Value Fund – Strategy”:

For the purposes of the 80% limitation, large cap companies will be defined as companies with market capitalizations similar to companies in the Russell 1000 Value Index. The definition will be applied at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. As of June 30, 2009, the market capitalization of companies in the Russell 1000 Value Index ranged from $617 million to $341 billion. The capitalization range is subject to frequent change, and thus the applicable range of market capitalization defining large cap companies at time of purchase will likely differ from the range at June 30, 2009.